Income Taxes	12 Months Ended
Dec. 31, 2010
Notes To The Financial Statements [Abstract]
Income Taxes

NOTE 4 INCOME TAXES

U.S. Cellular's Prepaid income taxes were $41.4 million and $0.7 million at December 31, 2010 and 2009, respectively. At December 31, 2010, Prepaid income taxes included prepaid federal income taxes of $39.7 million and prepaid state income taxes of $1.7 million. At December 31, 2009, Prepaid income taxes included prepaid state income taxes of $0.7 million, and Accrued taxes included $2.0 million of accrued federal income taxes. The timing of the enactment of federal bonus depreciation provisions in 2010 caused a significant increase in prepaid federal income taxes at December 31, 2010.

Income tax expense is summarized as follows:

Year Ended December 31,	2010	2009	2008
(Dollars in thousands)
Current
Federal	$19,290	$69,942	$76,305
State	(11,059)	648	10,089
Deferred
Federal	57,759	41,884	(49,428)
State	15,968	5,376	(27,899)
	$81,958	$117,850	$9,067

A reconciliation of U.S. Cellular's income tax expense computed at the statutory rate to the reported income tax expense, and the statutory federal income tax expense rate to U.S. Cellular's effective income tax expense rate is as follows:

Year Ended December 31,	2010		2009		2008
	Amount	Rate	Amount	Rate	Amount	Rate
(Dollars in millions)
Statutory federal income tax expense and rate	$84.4	35.0%	$122.2	35.0%	$24.4	35.0%
State income taxes, net of federal benefit	5.0	2.1	0.1	0.1	(10.5)	(15.1)
Effect of noncontrolling interests	(4.6)	(1.9)	(4.8)	(1.4)	(4.5)	(6.4)
Effect of gains (losses) on investments,
sales of assets and impairment of assets	—	—	—	—	1.3	1.8
Other differences, net	(2.8)	(1.2)	0.4	0.1	(1.6)	(2.3)
Effective income tax expense and rate	$82.0	34.0%	$117.9	33.8%	$9.1	13.0%

U.S. Cellular's current net deferred tax asset totaled $26.8 million and $21.6 million at December 31, 2010 and 2009, respectively. The 2010 and 2009 current net deferred tax asset primarily represents the deferred tax effects of accrued liabilities and the allowance for doubtful accounts on customer receivables.

U.S. Cellular's noncurrent deferred income tax assets and liabilities at December 31, 2010 and 2009 and the temporary differences that gave rise to them were as follows:

December 31,	2010	2009
(Dollars in thousands)
Noncurrent deferred tax assets
Net operating loss ("NOL") carryforwards	$33,724	$26,884
Stock-based compensation	17,204	15,526
Other	38,998	35,584
	89,926	77,994
Less valuation allowance	(28,252)	(17,977)
Total noncurrent deferred tax assets	61,674	60,017
Noncurrent deferred tax liabilities
Licenses/intangibles	246,599	221,754
Property, plant and equipment	323,334	288,094
Partnership investments	71,566	61,272
Other	3,619	4,217
Total noncurrent deferred tax liabilities	645,118	575,337
Net noncurrent deferred income tax liability	$583,444	$515,320

At December 31, 2010, U.S. Cellular and certain subsidiaries had $617.9 million of state NOL carryforwards (generating a $27.8 million deferred tax asset) available to offset future taxable income primarily of the individual subsidiaries which generated the losses. The state NOL carryforwards expire between 2011 and 2030. Certain subsidiaries had federal NOL carryforwards (generating a $5.9 million deferred tax asset) available to offset future taxable income. The federal NOL carryforwards expire between 2011 and 2030. A valuation allowance was established for certain state NOL carryforwards and federal NOL carryforwards since it is more likely than not that a portion of such carryforwards will expire before they can be utilized.

At December 31, 2010 and 2009, U.S. Cellular had $32.5 million and $34.4 million, respectively, in unrecognized tax benefits. If these benefits were recognized, they would have reduced income tax expense in 2010 and 2009 by $21.1 million and $18.9 million, respectively, net of the federal benefit from state income taxes.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2010	2009	2008
(Dollars in thousands)
Balance at January 1,	$34,442	$27,786	$33,890
Additions for tax positions of current year	5,119	4,966	4,858
Additions for tax positions of prior years	550	3,114	692
Reductions for tax positions of prior years	(1,560)	(1,399)	(5,320)
Reductions for settlements of tax positions	(5,938)	—	(3,177)
Reductions for lapses in statutes of limitations	(66)	(25)	(3,157)
Balance at December 31,	$32,547	$34,442	$27,786

Unrecognized tax benefits are included in Accrued taxes and Other deferred liabilities and credits in the Consolidated Balance Sheet.

As of December 31, 2010, U.S. Cellular believes it is reasonably possible that unrecognized tax benefits could decrease by approximately $7.0 million in the next twelve months. The nature of the uncertainty primarily relates to state income tax positions and the expiration of statutes of limitation.

U.S. Cellular recognizes accrued interest and penalties related to unrecognized tax benefits in income tax expense. The amounts charged to income tax expense related to interest and penalties totaled $3.0 million, $2.1 million and $4.4 million in 2010, 2009 and 2008, respectively. Accrued interest and penalties were $19.3 million and $15.7 million at December 31, 2010 and 2009, respectively.

U.S. Cellular is included in TDS' consolidated federal income tax return. U.S. Cellular also files various state and local income tax returns. The TDS consolidated group remains subject to federal income tax audits for the tax years after 2007.

In conjunction with an Internal Revenue Service (“IRS”) audit of the TDS consolidated group's federal income tax returns for the tax years 2002 through 2005, TDS made a $38 million deposit with the IRS in 2009 related to an initial proposed assessment made by the IRS related to a specific tax position.  U.S. Cellular then paid TDS a $34 million deposit in 2009, which represented U.S. Cellular's proportionate share of the TDS deposit.  The purpose of the deposit was to eliminate any potential interest expense subsequent to the deposit.  The IRS subsequently conceded the specific tax position, and after closure of the IRS audit for the tax years 2002 through 2005, the IRS returned this $38 million deposit to TDS in 2010, and TDS also returned U.S. Cellular's $34 million deposit in 2010.